UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2009

CH ENERGY GROUP, INC.

(Exact name of registrant as specified in charter)

New York	0-30512	1804460
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

284 South Avenue

Poughkeepsie, New York 12601-4879

(Address of principal executive offices) (Zip Code)

(845)-452-2000

(Registrant's telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2009, the Compensation Committee of the Board of Directors of CH Energy Group, Inc. (“Energy Group”) approved a form of Performance Shares Agreement, which will be used for the performance share awards granted for the 2009-2011 performance cycle under Energy Group’s Long-Term Equity Incentive Plan. A copy of the form of Performance Shares Agreement is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	Form of CH Energy Group, Inc. Performance Shares Agreement
(Long-Term Equity Incentive Plan).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.

By:   /s/ Kimberly J. Wright

Kimberly J. Wright
Vice President – Accounting and Controller

Date: January 30, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Form of CH Energy Group, Inc. Performance Shares Agreement
(Long-Term Equity Incentive Plan).